100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Canada & Latin America May 17, 2006 Blake Hutcheson President, Canada and Latin America Exhibit 99.8

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2
2005 Canada & Latin America % of Americas Revenue
5%
13%
30%
46%
6%
Advisory
Outsourcing
US Brokerage
Valuation
Capital Markets
Canada &
Latin America
$116m
Outsourcing

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3
Overview – Canada
Scope of Operations
• 10 Canadian provinces
– 14 brokerage offices*
– 20 management offices
• 1,119 employees
– 599 brokerage
– 520 management
Sales – US$2.9 billion
Leasing – US$1.4 billion
Facilities Management – 52 million sq. ft.*
Appraisal and Valuation properties assignments – 900
* Includes affiliate offices

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
Key Business Drivers and Achievements
Key Business Drivers
• Canada is clearly on the global radar screen
• General economy and real estate market remain healthy
• Strong debt and equity capital markets
• Leasing markets remain strong, particularly in the west
Achievements
• Strong national investment team
• Significant cross-border investment deals achieved
• Well positioned nationally to capture leasing expiration
opportunity

YUKON TERRITORY
NORTHWEST TERRITORIES
NUNAVUT
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
QUEBEC
Labrador
Hudson Bay
Edmonton
Victoria
Saskatoon
Regina
Winnipeg
Quebec City
Saint John
Halifax
Montreal
Ottawa
Waterloo Region
London
Windsor
Lake Superior
Lake Huron
Lake Michigan
Lake Ontario
Lake Erie

100 A CENTURY OF SERVICE 1906 | 2006
CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5 Canadian Operations Brokerage Offices Management Services Facilities Management

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 Canada 2005 Revenue 9% 18% 33% 40% Sales Leasing Asset Services Valuation By Business Line

6%

100 A Century of Service 1906 | 2006

CB RICHARD ELLIS

CB Richard Ellis | Page 7 CB Richard Ellis | Page 7
Canada 2005 Revenue
5%
4%
3%
13%
13%
50%
1%
5%
Corporate
Pension Funds
Individuals/Partnerships
Insurance
Companies/Banks
Conduits/Wall St. Firms
REITS
Offshore Investors
Government
Other
By Client Type

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8
CPPIB Case Study
Buy Side Advisory:
On behalf of CPPIB
(major Canadian Pension Fund)
Vendor:
Oxford Properties
The Need:
Advice on a 50% sale of an 11 building
Class-A office portfolio
Value:
US$903 million (for 50% interest)
Result:
Largest deal in CBRE Canadian history

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9
Aspen Properties Case Study
Sell Side Advisory:
On behalf of Aspen Properties
(Western based office owner / developer)
Partner:
PSP (major Quebec based Pension Fund)
The Need:
Advice on identifying a partner and structuring
an 80% / 20% joint venture
Value:
US$124.7 million
Result:
Established new equity partnership in Canada’s
strongest market, leading to three additional
transactions totaling over US$200 million

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10
Overview – Latin America
230 employees, 8 cities
Leading market positions in São Paulo, Mexico
City, and Monterrey
2005 Business Activity:
• Property Sales – $91 million
• Leasing – $41 million
• Property and Facilities Management – 5 million sq. ft.
• Appraisal and Valuation properties assignments – 400
* Includes affiliate offices

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11 Latin America 2005 Revenue By Business Line 7% 8% 40% 45% Sales Leasing Asset Services Valuation

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12 Notable Assignments Torre Norte - São Paulo, Brazil Torre Mayor, Mexico San Paolo - São Paulo Torre Norte - São Paulo

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 13 CB Richard Ellis | Page 13
Strategic Initiatives
Canada
• Build Mortgage Brokerage business in Canada,
modeled after CBRE Capital Markets
• Continue to evaluate in-fill acquisitions
Latin America
• Execute on US/Mexico border strategy
• Enhance investment teams

CBRE

CB RICHARD ELLIS

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 14 CB Richard Ellis | Page 14